Exhibit 99.1

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-QSB for the period ended January  31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2003

/s/ Joseph C. Christenson	/s/ Timothy C. Clayton
Joseph C. Christenson President	Timothy C. Clayton Chief Financial Officer